UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2014

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On November 10, 2014, Huntington Bancshares Incorporated ("Huntington") determined not to renew the engagement of its independent registered public accounting firm, Deloitte & Touche LLP, and appointed PricewaterhouseCoopers LLP as its new independent registered public accounting firm to audit Huntington’s consolidated financial statements for the year ending December 31, 2015. The change was the result of a competitive bidding process involving several accounting firms. The decision not to renew the engagement of Deloitte & Touche LLP and to retain PricewaterhouseCoopers LLP was made by the Audit Committee of Huntington’s Board of Directors. Such dismissal will become effective upon Deloitte & Touche LLP’s completion of its procedures on the financial statements of Huntington as of and for the year ended December 31, 2014 and the filing of the related Form 10-K, except with respect to audit and audit-related services pertaining to the year ended December 31, 2014, as required by Huntington.

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of Huntington and subsidiaries as of and for the years ended December 31, 2012 and 2013, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During Huntington’s two most recent years ended December 31, 2013, and the subsequent interim period through November 10, 2014, there were no disagreements between Huntington and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K). Huntington has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 14, 2014, is filed as Exhibit 16.1 to this Form 8-K.

During Huntington’s two most recent years ended December 31, 2013, and the subsequent interim period through November 10, 2014, neither Huntington nor anyone on its behalf consulted with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

(c) Exhibits.

Exhibit 16.1 — Letter of Deloitte & Touche LLP regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

November 14, 2014	By:	Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP regarding change in certifying accountant.